UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive
Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 11, 2022, Eversource Energy entered into an Equity Distribution Agreement (the “Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (each a “Manager” and, collectively, the “Managers”). Under the terms of the Agreement, Eversource Energy may issue and sell through or to the Managers, as sales agents and/or principals, Eversource Energy’s common shares, $5.00 par value, having an aggregate offering price of up to $1,200,000,000 (the “Shares”), from time to time during the term of the Agreement.

The offering is being made pursuant to Eversource Energy’s effective registration statement on Form S-3ASR (Registration No. 333- 264278). Eversource Energy filed a prospectus supplement in connection with this offer and sale of Shares on May 11, 2022. A legal opinion related to the Shares to be to be issued pursuant to the Agreement in the offering is filed herewith as Exhibit 5.1.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.

On May 11, 2022, Eversource Energy issued a press release announcing the commencement of the offering. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities is being made only by means of a prospectus and related prospectus supplement.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
1.1	Equity Distribution Agreement dated as of May 11, 2022
5.1	Opinion of Assistant General Counsel of Eversource Energy Service Company and Assistant Secretary of Eversource Energy
23.1	Consent of Assistant General Counsel of Eversource Energy Service Company and Assistant Secretary of Eversource Energy (included in Exhibit 5.1)
99.1	Launch Press Release of Eversource Energy dated May 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

May 11, 2022	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer